UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2012

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31950	16-1690064
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 999-7552

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 9, 2012, MoneyGram International, Inc. (the “Company” or “MoneyGram”) announced that it reached a settlement with the U.S. Attorney’s Office for the Middle District of Pennsylvania (the “MDPA”) and the Asset Forfeiture and Money Laundering Section of the Criminal Division of the Department of Justice (“US DOJ”) relating to the previously disclosed investigation of transactions involving certain of the Company’s U.S. and Canadian agents, as well as its fraud complaint data and consumer anti-fraud program, during the period from 2003 to early 2009. In connection with this settlement, the Company entered into a deferred prosecution agreement (the “DPA”) with the MDPA and US DOJ dated November 8, 2012.

Under the DPA, the Company agreed to a forfeiture of $100 million that will be available to victims of the consumer fraud scams perpetrated through MoneyGram agents, of which $65 million must be paid within five business days from entering into the DPA and the remaining $35 million must be paid within 90 business days of the date of the DPA. As announced on July 26, 2012, MoneyGram made an accrual in the second quarter of 2012 for $30 million and as announced on November 9, 2012, the Company made an additional accrual in the third quarter of 2012 for $70 million related to this matter.

Pursuant to the DPA, the MDPA and US DOJ will file a two-count criminal Information in the United States District Court for the Middle District of Pennsylvania, charging the Company with knowingly and intentionally aiding and abetting wire fraud and willfully failing to implement an effective anti-money laundering program. In consideration of, among other factors, the (a) past and future cooperation of the Company; (b) above-referenced forfeiture; (c) Company’s implementation and maintenance of remedial measures; and (d) Company’s undertaking to continue to enhance compliance beyond the enhancements already made, the MDPA and US DOJ will recommend to the Court that the prosecution of the Company be deferred during the duration of the DPA. The MDPA and US DOJ will seek dismissal with prejudice of the Information if the Company complies with its obligations during the five-year term of the DPA.

Under the DPA, the Company has agreed, among other things, to retain an independent compliance monitor, selected by the MDPA and US DOJ from a pool of candidates proposed by the Company, who will report periodically to the MDPA and US DOJ and who will have authority to review the effectiveness of the internal controls, policies and procedures of the Company’s anti-fraud and anti-money laundering programs, the Company’s overall compliance with the Bank Secrecy Act, the Company’s maintenance of the remedial measures already undertaken, and the Company’s implementation of enhanced compliance procedures. The DPA provides that the monitor will serve for a period of five years, subject to adjustment to a shorter period under certain circumstances. The Company also agreed to create an independent Compliance and Ethics Committee of the Board of Directors to oversee the activities of the Chief Compliance Officer and the Company’s compliance program.

On November 9, 2012, the Company issued a press release announcing the settlement. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of MoneyGram and its subsidiaries. Forward-looking statements can be identified by words such as “believes,” “estimates,” “expects,” “projects,” “plans,” “will,” “should,” “could,” “would” and other similar expressions. These forward-looking statements speak only as of the date they are made, and MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement, except as required by federal securities law. These forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainties and changes in circumstances due to a number of factors. These factors include, but are not limited to: the impact of the $100 million forfeiture on our financial condition and results of operations, the Company’s compliance with the terms of the deferred prosecution agreement, the effect of the settlement and compliance with the deferred prosecution agreement on the Company’s reputation and business; the outcome of ongoing investigations by several state governments; our ability to maintain key agent or biller relationships, or a reduction in transaction volume from these relationships; our substantial debt service obligations, significant debt covenant requirements and credit rating; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; continued weakness in economic conditions, in both the United States and global markets; a material slow down or complete disruption of international migration patterns; litigation involving MoneyGram or its agents, which could result in material settlements, fines or penalties; fluctuations in interest rates; our ability to manage credit risks from our retail agents and official check financial institution customers; our ability to manage fraud risks from consumers or agents; the ability of MoneyGram and its agents to maintain adequate banking relationships; our ability to retain partners to operate our official check and money order businesses; our ability to maintain sufficient capital; our ability to attract and retain key employees; our ability to successfully develop and timely introduce new and enhanced products and services; investments in new products, services or infrastructure changes; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to compete effectively; the ability of us and our agents to comply with U.S. and international laws and regulations, including the Dodd-Frank Wall Street Reform and

Consumer Protection Act of 2010; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain restrictions by the Office of Foreign Assets Control; a security or privacy breach in our facilities, networks or databases; disruptions to our computer network systems and data centers; our ability to effectively operate and adapt our technology to match our business growth; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; our ability to manage risks associated with our international sales and operations; our ability to maintain effective internal controls; and the risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the SEC, including MoneyGram’s Form 10-K for the year ended December 31, 2011 and its Forms 10-Q for the quarter ended September 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release dated November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

Date: November 9, 2012	By:	/s/ Francis Aaron Henry
Francis Aaron Henry
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release dated November 9, 2012.